Exhibit 99.2

First Quarter 2019 Operating Results May 7, 2019

Disclaimers 2 NON-GAAP INFORMATION We define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, share-based compensation, change in fair value of contingent consideration and other merger and acquisition-related expenses, restructuring and impairment charges, and certain other items that we do not consider indicative of our ongoing operating performance (which are itemized in the reconciliation to net income (loss) that can be found in the Appendix to this presentation). Adjusted EBITDA is not in accordance with, or an alternative to, accounting principles generally accepted in the United States (“GAAP”). In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles. You should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in the presentation, and we do not infer that our future results will be unaffected by unusual or non-recurring items. We consider Adjusted EBITDA to be a supplemental measures of our operating performance. We present Adjusted EBITDA because it is used by our Board of Directors and management to evaluate our operating performance. Adjusted EBITDA is also used as a factor in determining incentive compensation, for budgetary planning and forecasting overall financial and operational expectations, for identifying underlying trends, and for evaluating the effectiveness of our business strategies. Further, we believe it assists us, as well as investors, in comparing performance from period-to-period on a consistent basis. Other companies in our industry may calculate Adjusted EBITDA differently than we do and these calculations may not be comparable to our Adjusted EBITDA. A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) as prepared in accordance with GAAP can be found in the Appendix to this presentation. INDUSTRY AND MARKET DATA Certain information in this presentation concerning our industry and the markets in which we operate is derived from publicly available information released by third-party sources, including independent industry and research organizations, and management estimates. Management estimates are derived from publicly available information released by independent industry and research analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data and our knowledge of such industry and markets, which we believe to be reasonable. We believe the data from these third-party sources is reliable. In addition, projections, assumptions, and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, as discussed in Diplomat’s reports filed with the Securities and Exchange Commission. These and other factors could cause results to differ materially from those expressed in the estimates made by these third-party sources. FORWARD-LOOKING STATEMENTS This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance, and may include Diplomat's expectations regarding revenues, net (loss) income, Adjusted EBITDA, EPS, market share, new business and contract wins, the expected benefits and performance of business and growth strategies, including related to our data and analytics capabilities, introduction of new limited-distribution drugs, generic drugs and biosimilars, and expanded indications of existing drugs, impact of operational improvement initiatives and results of operational and capital expenditures. The forward-looking statements contained in this press release are based on management's good-faith belief and reasonable judgment based on current information. These statements are qualified by important risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those forecasted or indicated by such forward-looking statements. These risks and uncertainties include: our ability to adapt to changes or trends within the specialty pharmacy industry; a significant increase in competition from a variety of companies in the health care industry; significant and increasing pricing pressure from third party payors, resulting in continuing margin compression and adversely impacting contract profitability; possibility of client losses and/or the failure to win new business; declining gross margins in the PBM industry; shifts in pharmacy mix toward lower margin drugs; supply disruption of any of the specialty drugs we dispense; potential for contracting at reduced rates to win new business or secure renewal business; the dependence on key employees and effective succession planning and managing recent turnover among key employees; potential disruption to our workforce and operations due to cost savings and restructuring initiatives; disruption in our operations as we implement a new operating system within our Specialty segment; risks and uncertainties of fluctuations in pharmaceutical prices; our ability to expand the number of specialty drugs we dispense and related services; maintaining existing patients; increasing consolidation in the healthcare industry; complying with complex and evolving requirements and changes in state and federal government regulations, including Medicare and Medicaid; current or proposed legislative and regulatory policies designed to manage healthcare costs or alter healthcare financing practices, including as it relates to the PBM industry’s retention of rebates; the amount of direct and indirect remuneration fees, as well as the timing of assessing such fees and the methodology used to calculate such fees; the outcome of material legal proceedings; our relationships with wholesalers and key pharmaceutical manufacturers; bad publicity about, or market withdrawal of, specialty drugs we dispense; revenue concentration of the top specialty drugs we dispense; managing our growth effectively; our ability to drive volume through a refreshed marketing strategy in traditional specialty pharmacy; our capability to penetrate the fragmented infusion market; the success of our strategy in the PBM industry; failure to effectively differentiate our products and services in the PBM market place; our debt service obligations; our inability to remediate present material weaknesses, and to identify and remediate future material weaknesses, in our internal control over financial reporting, which could impair our ability to produce accurate and timely financial statements; the effect of any future impairments to our goodwill or other intangible assets on our net income and EPS, and the underlying reasons for such impairment; investments in new business strategies and initiatives, including with respect to data and analytics capabilities, could disrupt our ongoing business and present risks not originally contemplated; tax matters and imposition of new taxes; and the additional factors set forth in "Risk Factors" in Diplomat's most recent Annual Report on Form 10-K and in subsequent reports filed with or furnished to the Securities and Exchange Commission. Except as may be required by any applicable laws, Diplomat assumes no obligation to publicly update such forward-looking statements, which are made as of the date hereof or the earlier date specified herein, whether as a result of new information, future developments, or otherwise.

Opening Remarks Brian Griffin, Chairman and CEO

$1.3B (-6%) Revenue $23M (-42%) Adjusted EBITDA1 • • • • • • • • • Strong growth in infusion Benefit of brand inflation 6 additional LDDs added in the quarter Impact of generics Payer reimbursement compression Volume deterioration in certain therapy classes PBM contract losses & pricing concessions Reimbursement compression State tax accrual of $3M Investments to support future growth • • Specialty and PBM sales force Chandler state-of-the-art distribution and contact center ScriptMed specialty platform • • 1 A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss), as prepared in accordance with GAAP can be found in the Appendix to this presentation. 4 1Q 2019 Highlights

Putting Patients First 5 Specialty Pharmacy Solutions PBM Manufacturer Services Infrastructure Innovation Infusion Employees JACQUE DIPLOMAT PATIENT

Financial Results Dan Davison, CFO

1Q 2019 Financial Results Summary 7 Revenue: $1.3B Adjusted EBITDA1: $40M GAAP Net Loss: ($0.5M) GAAP EPS: ($0.01) Revenue: $1.3B Adjusted EBITDA1: $23M GAAP Net Loss: ($14M) GAAP EPS: ($0.19) 1Q18 1Q19 1. A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss), as prepared in accordance with GAAP can be found in the Appendix to this presentation.

1Q 2019 Segment Details 8 Specialty PBM Revenue: $1.2B Gross margin: 5.8% Rx volume: 225,000 Net Sales/Rx: $5,184 Gross profit/Rx: $298 Revenue: $100M Gross margin: 11.9% Rx volume*: 1,045,000 Gross profit/Rx: $11 * Adjusted to 30-day equivalent, where a 90-day prescription is counted as three 30-day prescriptions filled.

Revised 2019 Full-Year Outlook 9 1. A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss), as prepared in accordance with GAAP can be found in the Appendix to this presentation. $4.4B–$4.6B $300M–$400M $4.7B–$5.0B Specialty Revenue PBM Revenue Total Revenue Total Adjusted EBITDA1 $110M–$116M ($49M)–($33M) ($0.65)–($0.44) GAAP Net Income GAAP EPS

2019 Key Headwinds and Tailwinds 10 Headwinds Payer Reimbursement Pressure Narrowing of Specialty Pharmacy Networks Specialty Pharmacy Member Channel Management PBM Contract Losses PBM Contract Renewal Repricing Moderating Brand Inflation Near-Term Cost of Growth Investments Tailwinds New Specialty & PBM Awards Data & Analytics Monetization Uptake of New and Existing Generics and Biosimilars New Indications for Existing Products New Branded Product Launches Access to Limited-Distribution Drugs Operating efficiency initiatives, including enterprise-wide reorganization savings

Appendix Supplemental Financial Information

For the three months ended March 31, 2019 2018 (dollars in thousands) (unaudited) Net (loss) Depreciation Amortization Interest expense Income tax expense (benefit) EBITDA $ (14,301) 1,684 19,711 10,215 619 $ (450) 1,526 22,425 10,427 (868) $ 17,928 $ 33,060 Contingent consideration and other merger and acquisition expen Share-based compensation expense Employer payroll taxes - option repurchases and exercises Restructuring and impairment charges Severance and related fees Adjusted EBITDA $ 305 3,572 59 633 612 $ 2,001 3,161 78 - 1,339 $ 23,109 $ 39,639 12 Reconciliation of Net (loss) income to Adjusted EBITDA

Reconciliation of GAAP to Adjusted EBITDA (dollars in thousands) (unaudited) Range Low High Net (loss) Depreciation and amortization Interest expense Income tax (benefit) expense EBITDA $ (49,282) 80,000 40,000 2,582 $ (33,182) 78,000 37,000 1,582 $ 73,300 $ 83,400 Contingent consideration and other merger and acquisition expense $ Share-based compensation expense Employer payroll taxes - option repurchases and exercises Restructuring and impairment charges Severance and related fees 3,000 28,000 200 1,000 4,000 500 $ 2,000 26,000 100 500 3,500 500 Other items Adjusted EBITDA $ 110,000 $ 116,000 13 Revised 2019 Full-Year Outlook: GAAP to Non-GAAP Reconciliation

As of March 31, As of December 31, 2019 (dollars in thousands) (unaudited) 2018 Current Liabilities Borrowings on line of credit Current portion of long-term debt Contingent consideration Long-term debt, less current portion Contingent consideration Unamortized debt issuance cost Cash Net Debt 156,500 11,500 5,225 436,187 1,880 13,938 (2,739) 176,300 11,500 5,075 438,369 1,820 14,631 (9,485) 622,491 638,210 1 Net debt is defined as total debt including contingent consideration less cash and equivalents. 14 Supplemental Information: Net Debt1